Consolidated Statements of Changes in Equity (Parenthetical)	12 Months Ended
Dec. 31, 2023 USD ($)
Net Proceeds from offering of shares	$ 23,027,787
Private Placement
Net Proceeds from offering of shares	19,994,760
ATM Offering
Net Proceeds from offering of shares	3,033,027
Tranche 1A Warrants
Reclassification adjustments from equity instruments to accumulated deficit	1,539,897
Tranche 1B & 2B Warrants
Financial liabilities measured at fair value through profit or loss	$ 3,465,180